UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported)        October 5, 2004
                                                        ------------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

         1-13469                                          65-0429858
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(Commission File Number)                       (IRS Employer Identification No.)


 2 Ridgedale Avenue, Cedar Knolls, New Jersey                            07927
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   (Address of Principal Executive Offices)                           (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement

         On October 5, 2004 the board of directors of MediaBay, Inc. ("MediaBay" or the "Company") granted an option to purchase 350,000 shares (the "Shares") of its common stock pursuant to the Company's 1999 Stock Option Plan to its Chief Executive Officer, Jeffrey A. Dittus. Pursuant to the terms of a Non-Qualified Option Agreement ("Option Agreement") executed by Mr. Dittus and MediaBay, the option has an exercise price equal to the closing price of MediaBay's common stock on the date of grant and a term of five years, subject to earlier termination upon the termination of Mr. Dittus' employment or his death or disability. The option vests as to 175,000 Shares on October 5, 2005 and as to 175,000 Shares on October 5, 2006. A copy of the Option Agreement is annexed hereto as Exhibit 10.1.


Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

10.1 Non-Qualified Stock Option Agreement dated October 5, 2004 between MediaBay, Inc. and Jeffrey A. Dittus.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MediaBay, Inc.
                                  (Registrant)


                                  By: /s/ John Levy
                                      -----------------------------------------
                                      John Levy
                                      Vice Chairman and Chief Financial Officer


Date:  October 6, 2004